Exhibit 10.5

________, 2020

Gentlemen:

BowX Acquisition Corp. (“Corporation”), a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”), intends to register the issuance of certain of its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”). The Corporation currently anticipates selling units in the IPO, each comprised of one share of Class A common stock, par value $0.0001 per share, of the Corporation (“Common Stock”) and one-third of one redeemable warrant (“Warrant”), each whole Warrant to purchase one share of Common Stock.

The undersigned hereby commits to purchase an aggregate of [     ] redeemable warrants of the Corporation (“Private Warrants”) at $1.50 per Private Warrant for an aggregate purchase price of $[     ] (the “Initial Purchase Price”). Additionally, if the underwriters’ over-allotment option is exercised in full, the undersigned will purchase an additional [     ] Private Warrants at $1.50 per Private Warrant for an additional purchase price of $[     ] (the “Additional Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). The Private Warrants will be identical to the warrants to be sold in the IPO except as described in the Corporation’s Registration Statement on Form S-1 (File No. 333-239941) filed in connection with the IPO (“Registration Statement”). At least 24 hours prior to the effective date (“Effective Date”) of the Registration Statement, the undersigned will cause the Purchase Price to be delivered to Graubard Miller, counsel for the Corporation (“Counsel”), by wire transfer as set forth in the instructions attached as Exhibit A hereto to hold in a non-interest bearing account until the Corporation consummates the IPO. The undersigned agrees that if the size of the IPO is increased or decreased for any reason, the amount of the undersigned’s investment will be either increased or decreased, as applicable, so that the undersigned’s percentage of the aggregate investment in Private Warrants made by the undersigned and other investors of the Company remains the same. If the size of the offering is increased, the undersigned agrees that it will deliver the purchase price for such additional Private Warrants to Counsel as set forth above or as promptly as is reasonably practicable following the increase if it is on the Effective Date. If the size of the offering is decreased, the unused portion of the Purchase Price shall be returned to the undersigned.

The consummation of the purchase and issuance of the Private Warrants shall occur simultaneously with the consummation of the IPO. Simultaneously with the consummation of the IPO, Counsel shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Registration Statement. If the Corporation does not complete the IPO within thirty (30) days from the Effective Date, the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Corporation and the undersigned acknowledges and agrees that Counsel is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Warrants and Counsel’s sole obligation under this subscription agreement (this “Agreement”) is to act with respect to holding and disbursing the Purchase Price for the Private Warrants as described above. Counsel shall not be liable to the Corporation or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Counsel has acted in a manner constituting gross negligence or willful misconduct. The Corporation and the undersigned shall jointly and severally indemnify Counsel against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this Agreement except as a result of its gross negligence or willful misconduct. Counsel may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Warrants will be identical to the warrants to be sold by the Corporation in the IPO, except that:

●	the Private Warrants (i) will not be redeemable by the Corporation except as described in the Corporation’s Registration Statement, and (ii) may be exercised for cash or on a cashless basis, as described in the Registration Statement, in each case so long as they are held by the undersigned or any of its permitted transferees as described in the Registration Statement;

●	the Private Warrants (including any shares of Common Stock issuable upon exercise thereof) will not be transferable by the undersigned until 30 days after the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement and set forth in the warrant agreement governing the Private Warrants) pursuant to a letter agreement to be entered into by the Company, the undersigned and the other parties thereto, substantially in the form filed as an exhibit to the Registration Statement (the “Insider Letter”); and

●	the Private Warrants will be subject to customary registration rights, pursuant to a registration rights agreement to be entered into by the Company, the undersigned and the other parties thereto, substantially in the form filed as an exhibit to the Registration Statement (the “Registration Rights Agreement”).

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) the Insider Letter and (ii) the Registration Rights Agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Warrants have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Corporation nor any other person is under any obligation to register the Private Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder;

(b)	it understands that the Private Warrants shall bear the legend substantially in the form set forth in the form of Warrant Agreement filed as an exhibit to the Registration Statement;

(c)	it is acquiring the Private Warrants for its account for investment purposes only;

(d)	it has no present intention of selling or otherwise disposing of the Private Warrants in violation of the securities;

(e)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of, and has not experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act.

(f)	it did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act;

(g)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(h)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(i)	it has full power, authority and legal capacity to execute and deliver this Agreement and any documents contemplated herein or needed to consummate the transactions contemplated in this Agreement;

(j)	the undersigned possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement;

(k)	this Agreement constitutes a legal, valid and binding obligation, and is enforceable against it; and

(l)	The execution and delivery by the undersigned of this Agreement and the fulfillment of and compliance with the terms hereof by the undersigned do not and shall not as of the issuance of the Private Warrants (a) conflict with or result in a breach by the undersigned of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the undersigned’s equity or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the undersigned’s organizational documents in effect on the date hereof or as may be amended prior to completion of the contemplated IPO, or any material law, statute, rule or regulation to which the undersigned is subject, or any agreement, instrument, order, judgment or decree to which the undersigned is subject, except for any filings required after the date hereof under federal or state securities laws.

All of the representations and warranties contained herein shall survive the issuance of the Private Warrants.

Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement, other than assignments by the Purchaser to affiliates thereof.

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the State of New York.

This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[Signature Page Follows]

Very truly yours,

By:
Name:
Title:

Accepted and Agreed:

BOWX ACQUISITION CORP.

By:
Name:
Title:

GRAUBARD MILLER
(solely with respect to its obligations to hold
and disburse the Purchase Price for the Private Warrants)

By:
Name:
Title:

[Signature Page to Subscription Agreement]